UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report: April 12, 2012
Date of earliest event reported: April 6, 2012

EURAMAX HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	N/A (Commission File Number)	58-2502320 (I.R.S. Employer Identification Number)
5445 Triangle Parkway, Suite 350 Norcross, GA 30092 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:                 (770) 449-7066

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 6, 2012, Euramax Holdings, Inc. (the “Company”) completed its annual election of Board of Directors, including the election of new members Lee B. ("Trey") Parker, III and Brian T. Stewart.
Marjorie L. Bowen and G. Fulton Collins were not reelected to their positions as members of the Board of Directors. There is no disagreement between Messrs. Bowen and Collins and the Company on any matter relating to the Company's operations, policies or practices.

A copy of the Company's press release announcing the results of the election of members of the Board of Directors is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release of Euramax Holdings, Inc. dated April 12, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   April 12, 2012

EURAMAX HOLDINGS, INC.

By:	/s/ R. Scott Vansant
Name: R. Scott Vansant
Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 12, 2012.